Investment Management	522 Fifth Avenue
New York, NY 10036

The Morgan Stanley China A Share Fund, Inc.

To Securities Dealers, Commercial Banks, Trust Companies and Other Nominees;

Enclosed is a prospectus dated May 18, 2009, and other material relating to the offer of shares of the common stock of the Morgan Stanley China A Share Fund, Inc. (the “Fund”), issuable upon the exercise of rights distributed to stockholders of record as of the close of business on May 18, 2009 (the record date).

As described in the enclosed prospectus, the Fund will issue one non-transferable right for each whole share of common stock registered in your name as of the record date. Under terms of the offer, five rights entitle the holder to acquire one share (no fractional shares will be issued) at the subscription price, which will be 95% of the average of the last reported sales price per share of the Fund’s common stock trades on the New York Stock Exchange on the date on which the offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund’s common stock at the close of trading on the New York Stock Exchange on the date on which the offer expires. In order to subscribe, the subscriber is required to submit the estimated subscription price of $xx.xx per share to the subscription agent. The terms of the offer also entitle record date stockholders to subscribe, subject to certain conditions and allotment, for shares not subscribed for through the exercise of rights in the primary subscription as described in the enclosed prospectus.

The rights may only be exercised by you as the registered holder. Accordingly, we are asking you to contact clients for whom you hold common shares of the Fund registered in your name, or in the name of your nominee, to obtain instructions with respect to the rights. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

Enclosed are copies of the following documents:

1. A prospectus dated May 18, 2009

2. A form of Notice of Guarantee Delivery

3. A return envelope addressed to ComputerShare Trust Company, N.A., the subscription agent

Your prompt action is requested. The offer expires at 5:00 p.m., New York time, on June 19, 2009, unless extended.

Additional copies of the enclosed materials may be obtained by contacting the Information Agent for the Offer, Georgeson Inc. at 212.440.9800 or toll free at 800.509.4953.

Sincerely,

Randy Takian

President and Principal Executive Officer

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE FUND, THE SUBSCRIPTION AGENT OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE FUND’S COMMON STOCK, OR AUTHORIZE YOU OR ANY PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE ENCLOSED PROSPECTUS OR THE SUBSCRIPTION CERTIFICATE.

IU09-02183F-T04/09 6005775